OPPENHEIMER EQUITY FUND, INC.

Supplement dated April 26, 2010

to the Statement of Additional Information dated March 30, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Equity Income Fund, Inc. (the "Fund"), dated March 30, 2010.

1. The first two paragraphs in the section titled “Portfolio Managers,” beginning on page 35, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Julie Van Cleave, John Damian and Mitch Williams (each is referred to as a "Portfolio Manager" and collectively they are referred to as the “Portfolio Managers”). They are the persons who are responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of December 31, 2009, except that information for Ms. Van Cleave is as of the most recent practicable date. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Julie Van Cleave	8	$11,032[3]	1	$136[3]	1	$1,037[3]
John Damian	12	$6,579	0	0	1	$127
Mitch Williams	8	$3,656	0	0	4	$179

1. In millions.

2. Does not include personal account of portfolio managers and their families, which are subject to the Code of Ethics.

3. Asset as of March 31, 2010. Ms. Van Cleave became a portfolio manager of the Fund April 26, 2010.

2. The last paragraph in the section titled “Compensation of the Portfolio Managers" on page 36, is deleted in its entirety and replaced with the following:

The Lipper benchmark for Ms. Van Cleave, Mr. Damian and Mr. Williams with respect to the Fund is Lipper Large Cap Core Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

3. The section titled “Ownership of Fund Shares,” beginning on page 36, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of December 31, 2009, except that information for Ms. Van Cleave is as of the most recent practicable date, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Julie Van Cleave	$0
John Damian	$0
Mitch Williams	$0

April 26, 2010                                                                                                                  PX0420.017